UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007
RCN Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
196 Van Buren Street
Herndon, Virginia 20170
(Address of principal executive
offices)
(703) 434-8200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On November 13, 2007, RCN Corporation (the “Company”) issued a press release announcing that it had closed the previously announced merger with NEON Communications Group, Inc. A copy of the press release is attached hereto as Exhibit 99.1.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.
Item 9.01 Financial Statements and Other Exhibits
     (c) Exhibits

Exhibit No.	Description

99.1*	Press Release dated November 13, 2007.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN Corporation
By:	/s/ Benjamin R. Preston
Name:	Benjamin R. Preston
Title:	Senior Vice President and General Counsel

Dated: November 13, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release dated November 13, 2007.

*	Filed herewith